United States Commodity Funds LLC

Report of Independent Registered Public Accounting Firm

To the Members of the Audit Committee
of the Board of Directors of United States Commodity Funds LLC

Opinion on the Financial Statements

We have audited the accompanying statements of financial condition of United States Commodity Funds LLC (the “Company”) as of December 31, 2025 and 2024, and the related notes to these financial statements (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2025 and 2024, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB and in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Critical Audit Matter

The critical audit matter communicated below is a matter arising from the current period audit of the financial statements that was communicated or required to be communicated to the audit committee and that: (1) relates to accounts or disclosures that are material to the financial statements and (2) involved our especially challenging, subjective, or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the financial statements, taken as a whole, and we are not, by communicating the critical audit matter below, providing a separate opinion on the critical audit matter or on the accounts or disclosures to which it relates.

F-1

Consideration of Loss Contingencies

Description of the Matter

As described in Note 5 of the financial statements, the Company is party to various legal proceedings and regulatory inquiries. The Company accrues a liability when it believes a loss is probable and the amount can be reasonably estimated. With respect to these legal matters, the Company discloses it is currently unable to predict the timing or outcome of, or reasonably estimate the losses or range of possible losses resulting from these matters. It is reasonably possible that this estimate will change in the near term. An adverse outcome regarding these matters could materially adversely affect the Company's financial condition, results of operations, and cash flows.

Auditing the Company’s accounting for, and disclosure of, loss contingencies related to the various legal proceedings was especially challenging due to the significant judgement required to evaluate management’s assessment of the likelihood of a loss, and of the potential amount or range of such loss.

How We Addressed the Matter in Our Audit

To test the Company’s assessment of the probability of incurrence of a loss, whether the loss was reasonably estimable, and the conclusion and disclosures regarding any range of possible losses, including when the Company believes such a range cannot be reasonably estimated at this time, we read the minutes or a summary of the meetings of the committees of the Board of Directors, requested and received internal and external legal counsel confirmations letters, discussed with legal counsel the nature of the various matters and obtained representations from management. We also evaluated the appropriateness of the related disclosures included in Note 5 to the financial statements.

/s/ BPM LLP

We have served as the Company’s auditor since 2015.

San Francisco, California

March 20, 2026

F-2

United States Commodity Funds LLC

Statements of Financial Condition

December 31, 2025 and 2024

	2025	2024
ASSETS

Current assets:
Cash and cash equivalents	$1,540,906	$2,267,648
Investments at fair value	2,432,322	2,332,471
Management fees receivable - related party	1,185,761	1,227,784
Other receivables - related party	543,006	203,660
Other current assets	178,330	201,610
Income tax receivable	145,804	10,224

Total current assets	6,026,129	6,243,397

Deferred tax assets, net	310,251	363,980
Operating lease right-of-use asset	362,329	507,780
Other assets	13,455	13,455

Total assets	$6,712,164	$7,128,612

LIABILITIES AND MEMBER'S EQUITY

Current liabilities:
Accounts payable and accrued liabilities	$1,230,583	$708,134
Income taxes payable	-	630,771
Operating lease liability, current portion	163,343	105,161

Total current liabilities	1,393,926	1,444,066

Operating lease liability, net of current portion	242,273	405,616
Commitments and contingencies (Note 5)

Member's equity	5,075,965	5,278,930

Total liabilities and member's equity	$6,712,164	$7,128,612

F-3

United States Commodity Funds LLC

Notes to the Financial statements

December 31, 2025 and 2024

1.	Business

In May 2005, United States Commodity Funds LLC (“USCF” or the “Company”), a wholly-owned subsidiary of USCF Investments, Inc. ("USCF Investments") (formerly known as Wainwright Holdings, Inc.), was formed as a single member limited liability company in the State of Delaware. On December 9, 2016, USCF Investments was acquired by The Marygold Companies, Inc. (the “Parent” formerly known as “Concierge Technologies, Inc.), a public company, ticker MGLD, and currently trades on the NYSE American effective March 10, 2022 with majority ownership held by two shareholders who also are indirect majority owners of USCF Investments. The Parent will continue to operate USCF as an independent wholly-owned subsidiary of USCF Investments. USCF will also maintain its current independent and management director structure. USCF is a registered commodity pool operator with the Commodity Futures Trading Commission (“CFTC”) and a member of the National Futures Association (“NFA”) and serves as the General Partner (“General Partner”) for various limited partnerships (“LP”) and the Sponsor (“Sponsor) of a Delaware statutory trust and each fund that is a series thereof, in each case as noted below.

The Company’s operating activities consist primarily of providing management services to eight publicly-traded funds.

The Company is currently the General Partner or Sponsor for each of the following funds that are commodity pools, have registered their shares registered under the Securities Act of 1933 and trade on the NYSE Arca, Inc:

USCF as General Partner for the following Funds:
United States Oil Fund, LP (“USO”)	Organized as a Delaware limited partnership in May 2005
United States Natural Gas Fund, LP (“UNG”)	Organized as a Delaware limited partnership in November 2006
United States Gasoline Fund, LP (“UGA”)	Organized as a Delaware limited partnership in April 2007
United States 12 Month Oil Fund, LP (“USL”)	Organized as a Delaware limited partnership in June 2007
United States 12 Month Natural Gas Fund, LP (“UNL”)	Organized as a Delaware limited partnership in June 2007
United States Brent Oil Fund, LP (“BNO”)	Organized as a Delaware limited partnership in September 2009
USCF as fund Sponsor - each a series within the United States Commodity Index Funds Trust (“USCIF Trust”):
United States Commodity Index Fund (“USCI”)	A series of the USCIF Trust created in April 2010
United States Copper Index Fund (“CPER”)	A series of the USCIF Trust created in November 2010

All USCF funds are collectively referred to as the “Funds” hereafter.

2.	Summary of Significant Accounting Policies

Basis of Presentation

The accompanying statements of financial condition of the Company have been prepared on the accrual basis of accounting in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

F-4

United States Commodity Funds LLC

Notes to the Financial statements

December 31, 2025 and 2024

2.	Summary of Significant Accounting Policies, continued

Cash and Cash Equivalents

The Company considers all highly liquid investments with original maturities of three months or less at the date of purchase to be cash equivalents. The Company places its cash with various high credit quality institutions. At times, the Company maintains cash deposits in excess of the United States Federal Deposit Insurance Corporation (“FDIC”) coverage of $250,000, but the Company does not expect any losses.

Management Fees Receivable – Related Party

Management fees receivable generally consists of one month of management fees which are collected in the month after they are earned. The Company is the General Partner or Sponsor of various Funds for which the Company earns a management fee.

Management closely monitors receivables and records an allowance for credit losses for any balances that are determined to be uncollectible. As of December 31, 2025 and 2024, the Company considered all remaining accounts receivable to be fully collectible.

Other Receivables - Related Party

From time to time the Company transfers cash to its Parent or related parties or makes payments on their behalf. Amounts that the Company expects repayments for are included in Other Receivables - Related Party. No interest is charged on such receivables, and there is no allowance for credit losses as the Company anticipates repayment in full.

Investments

Management determines the appropriate classification of investments at the time of purchase based upon management’s intent with respect to such investments. Investments consist of equities, short-term treasury bills, and money market funds. Equity securities are classified as available-for-sale securities and debt securities are classified as trading securities. The Company measures the investments at estimated fair value at each reporting date.

Revenue Recognition – Related Parties

The Company recognizes revenue under the Funds’ respective Limited Partnership Agreements, as amended from time to time (the “Limited Partnership Agreements”) and the Trust Agreement, as amended from time to time (the “Trust Agreement”). These agreements provide for fees based upon a percentage of the daily average net asset value of the Funds. The Company is responsible for investing the assets of the Funds in accordance with the objectives and policies of the respective Funds. In addition, the Company has arranged for one or more third parties to provide administrative, custody, accounting, transfer agency and other necessary services to the Funds and is contractually obligated to pay for these services. The Funds are contractually obligated to pay the Company a management fee, which is paid monthly, based on the average daily net assets of the Funds.

USO pays a management fee of 0.45% (45 basis points) per annum on its average daily net assets. UNG pays a fee equal to 0.60% (60 basis points) per annum on average daily net assets of $1,000,000,000 or less and 0.50% (50 basis points) of average daily net assets that are greater than $1,000,000,000. USL and UGA each pay a fee of 0.60% (60 basis points) per annum on their average daily net assets. Effective May 1, 2024, the management fee that UNL was contractually obligated to pay USCF, based on UNL’s average daily total net assets and is paid monthly, was reduced from 0.75% per annum to 0.60% per annum. Simultaneously, the voluntary fee waiver, pursuant to which USCF paid certain expenses on a discretionary basis typically borne by UNL, where expenses exceed 0.15% (15 basis points) of UNL’s NAV, on an annualized basis, was terminated and no longer in effect as of May 1, 2024. BNO pays a fee of 0.75% (75 basis points) per annum on their average daily net assets. USCI pays a fee of 0.80% (80 basis points) per annum on its average daily net assets. CPER pays a fee of 0.65% (65 basis points) per annum on its average daily net assets.

The Company recognizes revenue in accordance with Accounting Standards Codification 606 (“ASC 606"), Revenue from Contracts with Customers. Management fees are recognized in the period earned in accordance with the terms of their respective agreements. Given the nature of our operations, the Company has not capitalized any costs to obtain or fulfill contracts as of December 31, 2025 or 2024.

F-5

United States Commodity Funds LLC

Notes to the Financial statements

December 31, 2025 and 2024

2.	Summary of Significant Accounting Policies, continued

Fund Costs

The Funds pay for all brokerage fees, taxes and other expenses, including registration or other fees paid to the SEC, the FINRA formerly the National Association of Securities Dealers, or any other regulatory agency in connection with the offer and sale of subsequent shares after their initial registration and all fund legal, administration, accounting and custodial costs, printing, and other reporting expenses associated therewith.

Fair Value Measurements

The Company’s short-term investments are carried at estimated fair value. In determining fair value, the Company follows the guidance of Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 820, Fair Value Measurement (“ASC 820”). Under ASC 820, the fair value is defined as the price that would be received upon the sale of an asset or paid to transfer a liability (i.e., the exit price) in an orderly transaction between market participants at the measurement date.

ASC 820 establishes a fair value hierarchy based on the lowest level input that is significant to the fair value measurement in its entirety:

Level 1 – Quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities, without adjustment.

Level 2 – Quoted prices in markets that are not considered to be active for identical or similar assets or liabilities, quoted prices in active markets of similar assets or liabilities, and inputs other than quoted prices that are observable or can be corroborated by observable market data.

Level 3 – Pricing inputs are unobservable and include situations where there is little, if any, market activity for the investment.

Short-term investments are valued at the closing price reported on the active market on which the individual securities are traded.

Income Taxes

The Company has filed an election with the Internal Revenue Service to be treated as an association taxable as a corporation. The Company now files a federal consolidated income tax return with entities not included on these financials, previously the Company filed its own stand-alone tax returns. In connection with filing a consolidated federal income tax return, the tax benefit of utilizing tax losses generated by the consolidated group is not reflected on USCF’s statements of financial condition. The tax provision is prepared as if the Company filed its own stand-alone tax returns and assumes that periodic payments are made on time to taxing authorities. The Company has remitted dividends to the Parent in excess of taxes due and would pay such taxes periodically if it had an obligation to do so. Payments may ultimately not be required due to losses generated by the consolidated group which are not reflected herein.

The Company accounts for income taxes using the asset and liability method. Under this method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between financial statement carrying amounts of existing assets and liabilities and their respective tax bases, valuation of net operating losses and tax credit carryforwards, if any.

Deferred tax assets and liabilities are measured using enacted rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. If necessary, a valuation allowance is recorded to reduce the carrying amounts of deferred tax assets until it is more likely than not that such assets will be realized.

F-6

United States Commodity Funds LLC

Notes to the Financial statements

December 31, 2025 and 2024

2.	Summary of Significant Accounting Policies, continued

The Company provides for uncertain tax positions using guidance which prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It provides that a tax benefit from an uncertain tax position may be recognized when it is more-likely-than-not recognition threshold at the effective date to be recognized upon the adoption of the accounting standard and in subsequent periods. In addition, the accounting standard provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition.

Concentration of Credit Risk

Concentrations of management fees receivable as of December 31, 2025 and 2024 are as follows:

	December 31, 2025
Fund	Management Fees Receivable

USO	$363,996	31%
UNG	287,980	24%
CPER	210,143	18%
USCI	192,001	16%
All Others	131,641	11%

Total	$1,185,761	100%

	December 31, 2024
Fund	Management Fees Receivable

USO	$436,916	36%
UNG	412,564	34%
USCI	128,905	10%
CPER	85,037	7%
All Others	164,362	13%
Total	$1,227,784	100%

Recent Accounting Pronouncements

In December 2023, the FASB issued ASU No. 2023-09, Improvements to Income Tax Disclosures (Topic 740). The ASU requires disaggregated information about a reporting entity’s effective tax rate reconciliation as well as additional information on income taxes paid. The ASU is effective for annual periods beginning after December 15, 2024 and was adopted by the Company effective January 1, 2025. The adoption of this ASU did not have an impact on the Company’s financial statements, as the guidance relates solely to expanded income tax disclosures.

No other recently issued accounting pronouncements are expected to have a material impact on the Company’s financial statements.

F-7

United States Commodity Funds LLC

Notes to the Financial statements

December 31, 2025 and 2024

3.	Investments and Fair Value Measurements

Investments measured at estimated fair value consist of the following as of December 31, 2025 and 2024:

	December 31, 2025
		Gross	Gross
		Unrealized	Unrealized	Estimated
	Cost	Gains	(Losses)	Fair Value

Money market funds	$2,430,536	$-	$-	$2,430,536
Other equities	1,421	365	-	1,786
Total investments	$2,431,957	$365	$-	$2,432,322

	December 31, 2024
		Gross	Gross
		Unrealized	Unrealized	Estimated
	Cost	Gains	(Losses)	Fair Value
Money market funds	$2,331,135	$-	$-	$2,331,135
Other equities	1,421	-	(85)	1,336
Total investments	$2,332,556	$-	$(85)	$2,332,471

The following tables summarize the valuation of the Company’s securities as of December 31, 2025 and 2024 using the fair value hierarchy:

	December 31, 2025
	Total	Level 1	Level 2	Level 3
Money market funds	$2,430,536	$2,430,536	$-	$-
Other equities	1,786	1,786	-	-
Total	$2,432,322	$2,432,322	$-	$-

	December 31, 2024
	Total	Level 1	Level 2	Level 3
Money market funds	$2,331,135	$2,331,135	$-	$-
Other equities	1,336	1,336	-	-
Total	$2,332,471	$2,332,471	$-	$-

During the twelve months ended December 31, 2025 and 2024, there were no transfers between levels.

F-8

United States Commodity Funds LLC

Notes to the Financial statements

December 31, 2025 and 2024

4.	Accumulated Other Comprehensive Income (Loss)

As of December 31, 2025 and 2024 there was no accumulated other comprehensive income (loss) balances for inclusion in member’s equity on the statements of financial condition.

5.	Commitments and Contingencies

Operating Leases

The Company determines if an arrangement is a lease at inception. Operating leases are included in operating lease right-of-use assets, accrued expenses, and long-term operating lease liabilities in the statements of financial condition. Right-of-use assets represent the Company’s right to use an underlying asset for the lease term and lease liabilities represent the Company’s obligation to make lease payments arising from the lease. Operating lease right-of-use assets and liabilities are recognized at the lease commencement date based on the present value of lease payments over the lease term. In determining the present value of lease payments, the Company uses its incremental borrowing rate based on the information available at the lease commencement date. The operating lease right-of-use assets also include any lease payments made at or before the commencement date and are reduced by any lease incentives received. The Company’s lease terms may include options to extend or not terminate the lease when it is reasonably certain that it will exercise any such options. For its lease, the Company concluded that it is not reasonably certain that any renewal options would be exercised, and, therefore, the amounts are not recognized as part of operating lease right-of-use assets nor operating lease liabilities.

Fixed lease expense payments are recognized on a straight-line basis over the lease term. Variable lease payments vary because of changes in facts or circumstances occurring after the commencement date, other than the passage of time. The Company’s operating lease agreement includes variable payments that are passed through by the landlord, such as insurance, taxes, and common area maintenance. Variable payments are deemed immaterial and are expensed as incurred.

The Company has one operating lease which is for its office space in Walnut Creek, California. The Company extended its office space lease in July 2024 through March 2028. As part of its extension, the Company received three months of free rent during fiscal 2025. The Company does not have any finance leases.

Future minimum rental payments required under the operating lease as of December 31, 2025 are as follows:

For the year ending December 31, 2025:

2026	$182,336
2027	187,515
2028	63,986
Total minimum lease payments	433,837
Less: present value discount	(28,221)
Total operating lease liabilities	$405,616

The remaining lease term was approximately two years as of December 31, 2025 and a discount rate of 6.0% was used to determine the total operating lease liabilities.

F-9

United States Commodity Funds LLC

Notes to the Financial statements

December 31, 2025 and 2024

5.	Commitments and Contingencies, continued

Contingencies

From time to time, USCF may be involved in legal proceedings arising primarily from the ordinary course of its business. In addition, USCF, as the general partner of USO and the Related Public Funds may, from time to time, be involved in litigation arising out of its operations in the ordinary course of business. Except as described herein, neither USO nor USCF is currently party to any material legal proceedings.

Optimum Strategies Action

On April 6, 2022, USO and USCF were named as defendants in an action filed by Optimum Strategies Fund I, LP, a purported investor in call option contracts on USO (the “Optimum Strategies Action”). The action was in the U.S. District Court for the District of Connecticut at Civil Action No. 3:22-cv-00511.

The Optimum Strategies Action asserted claims under the Securities Exchange Act of 1934, as amended (the “1934 Act”), Rule 10b-5 thereunder, and the Connecticut Uniform Securities Act (“CUSA”). It purported to challenge statements in registration statements that became effective in February 2020, March 2020, and on April 20, 2020, as well as public statements between February 2020 and May 2020, in connection with certain extraordinary market conditions and the attendant risks that caused the demand for oil to fall precipitously, including the COVID-19 global pandemic and the Saudi Arabia-Russia oil price war. The complaint was seeking damages, interest, costs, attorney’s fees, and equitable relief.

On March 15, 2023, the court granted the USO defendants’ motion to dismiss the complaint. In its ruling, the court granted the USO defendants’ motion to dismiss, with prejudice, the plaintiff’s claims under Section 10(b) of the Exchange Act and Rule 10b-5 thereunder, and a claim for control person liability under Section 20(a) of the Exchange Act. Having dismissed all claims over which the court had original jurisdiction, the court declined to exercise supplemental jurisdiction over the plaintiff’s state law claim under CUSA and dismissed the claim without prejudice. No notice of appeal was filed.

Settlement of SEC and CFTC Investigations

On November 8, 2021, USCF and USO announced a resolution with each of the SEC and the CFTC relating to matters set forth in certain Wells Notices issued by the staffs of each of the SEC and CFTC as more fully described below. On August 17, 2020, USCF, USO, and John Love received a “Wells Notice” from the staff of the SEC (the “SEC Wells Notice”). The SEC Wells Notice stated that the SEC staff made a preliminary determination to recommend that the SEC file an enforcement action against USCF, USO, and Mr. Love alleging violations of Sections 17(a)(1) and 17(a)(3) of the Securities Act of 1933, as amended (the “1933 Act”), and Section 10(b) of the Exchange Act, and Rule 10b-5 thereunder.

Subsequently, on August 19, 2020, USCF, USO, and Mr. Love received a Wells Notice from the staff of the CFTC (the “CFTC Wells Notice”). The CFTC Wells Notice stated that the CFTC staff made a preliminary determination to recommend that the CFTC file an enforcement action against USCF, USO, and Mr. Love alleging violations of Sections 4o(1)(A) and (B) and 6(c)(1) of the Commodity Exchange Act of 1936, as amended (the “CEA”), 7 U.S.C. §§ 6o(1)(A) and (B) and 9(1) (2018), and CFTC Regulations 4.26, 4.41, and 180.1(a), 17 C.F.R. §§ 4.26, 4.41, 180.1(a) (2019).

On November 8, 2021, acting pursuant to an offer of settlement submitted by USCF and USO, the SEC issued an order instituting cease-and-desist proceedings, making findings, and imposing a cease-and-desist order pursuant to Section 8A of the 1933 Act, directing USCF and USO to cease and desist from committing or causing any violations of Section 17(a)(3) of the 1933 Act, 15 U.S.C. § 77q(a)(3) (the “SEC Order”). In the SEC Order, the SEC made findings that, from April 24, 2020 to May 21, 2020, USCF and USO violated Section 17(a)(3) of 1933 Act, which provides that it is “unlawful for any person in the offer or sale of any securities to engage in any transaction, practice, or course of business which operates or would operate as a fraud or deceit upon the purchaser.” USCF and USO consented to entry of the SEC Order without admitting or denying the findings contained therein, except as to jurisdiction.

Separately, on November 8, 2021, acting pursuant to an offer of settlement submitted by USCF, the CFTC issued an order instituting cease-and-desist proceedings, making findings, and imposing a cease-and-desist order pursuant to Section 6(c) and (d) of the CEA, directing USCF to cease and desist from committing or causing any violations of Section 4o(1)(B) of the CEA, 7 U.S.C. § 6o(1) (B), and CFTC Regulation 4.41(a)(2), 17 C.F.R. § 4.41(a)(2) (the “CFTC Order”). In the CFTC Order, the CFTC made findings that, from on or about April 22, 2020 to June 12, 2020, USCF violated Section 4o(1)(B) of the CEA and CFTC Regulation 4.41(a)(2), which make it unlawful for any commodity pool operator (“CPO”) to engage in “any transaction, practice, or course of business which operates as a fraud or deceit upon any client or participant or prospective client or participant” and prohibit a CPO from advertising in a manner which “operates as a fraud or deceit upon any client or participant or prospective client or participant,” respectively. USCF consented to entry of the CFTC Order without admitting or denying the findings contained therein, except as to jurisdiction.

Pursuant to the SEC Order and the CFTC Order, in addition to the command to cease and desist from committing or causing any violations of Section 17(a)(3) of the 1933 Act, Section 4o(1)(B) of the CEA, and CFTC Regulation 4.14(a)(2), civil monetary penalties totaling two million five hundred thousand dollars ($2,500,000) in the aggregate were required to be paid to the SEC and CFTC, of which one million two hundred fifty thousand dollars ($1,250,000) was paid by USCF to each of the SEC and the CFTC, respectively, pursuant to the offsets permitted under the orders.

F-10

United States Commodity Funds LLC

Notes to the Financial statements

December 31, 2025 and 2024

5.	Commitments and Contingencies, continued

In re: United States Oil Fund, LP Securities Litigation

On June 19, 2020, USCF, USO, John P. Love, and Stuart P. Crumbaugh were named as defendants in a putative class action filed by purported shareholder Robert Lucas (the “Lucas Class Action”). The Court thereafter consolidated the Lucas Class Action with two related putative class actions filed on July 31, 2020 and August 13, 2020, and appointed a lead plaintiff. The consolidated class action is pending in the U.S. District Court for the Southern District of New York under the caption In re: United States Oil Fund, LP Securities Litigation, Civil Action No. 1:20-cv-04740.

On November 30, 2020, the lead plaintiff filed an amended complaint (the “Amended Lucas Class Complaint”). The Amended Lucas Class Complaint asserts claims under the 1933 Act, the Exchange Act, and Rule 10b-5. The Amended Lucas Class Complaint challenges statements in registration statements that became effective on February 25, 2020 and March 23, 2020 as well as subsequent public statements through April 2020 concerning certain extraordinary market conditions and the attendant risks that caused the demand for oil to fall precipitously, including the COVID-19 global pandemic and the Saudi Arabia-Russia oil price war. The Amended Lucas Class Complaint purports to have been brought by an investor in USO on behalf of a class of similarly-situated shareholders who purchased USO securities between February 25, 2020 and April 28, 2020 and pursuant to the challenged registration statements. The Amended Lucas Class Complaint seeks to certify a class and to award the class compensatory damages at an amount to be determined at trial as well as costs and attorney’s fees. The Amended Lucas Class Complaint named as defendants USCF, USO, John P. Love, Stuart P. Crumbaugh, Nicholas D. Gerber, Andrew F Ngim, Robert L. Nguyen, Peter M. Robinson, Gordon L. Ellis, and Malcolm R. Fobes III, as well as the marketing agent, ALPS Distributors, Inc., and the Authorized Participants: ABN Amro, BNP Paribas Securities Corporation, Citadel Securities LLC, Citigroup Global Markets, Inc., Credit Suisse Securities USA LLC, Deutsche Bank Securities Inc., Goldman Sachs & Company, J.P. Morgan Securities Inc., Merrill Lynch Professional Clearing Corporation, Morgan Stanley & Company Inc., Nomura Securities International Inc., RBC Capital Markets LLC, SG Americas Securities LLC, UBS Securities LLC, and Virtu Financial BD LLC.

The lead plaintiff has filed a notice of voluntary dismissal of its claims against BNP Paribas Securities Corporation, Citadel Securities LLC, Citigroup Global Markets Inc., Credit Suisse Securities USA LLC, Deutsche Bank Securities Inc., Morgan Stanley & Company, Inc., Nomura Securities International, Inc., RBC Capital Markets, LLC, SG Americas Securities LLC, and UBS Securities LLC.

On September 29, 2025, the Court granted the defendants’ motion to dismiss the complaint without prejudice and granted plaintiff leave to file a motion to amend its complaint. On November 26, 2025, the plaintiff filed a motion for leave to file a proposed second consolidated amended complaint, which defendants have opposed. The motion remains pending before the Court.

USCF, USO, and the individual defendants in In re: United States Oil Fund, LP Securities Litigation intend to continue to vigorously contest such claims and have moved for their dismissal.

Wang Class Action

On July 10, 2020, purported shareholder Momo Wang filed a putative class action complaint, individually and on behalf of others similarly situated, against defendants USO, USCF, John P. Love, Stuart P. Crumbaugh, Nicholas D. Gerber, Andrew F Ngim, Robert L. Nguyen, Peter M. Robinson, Gordon L. Ellis, Malcolm R. Fobes, III, ABN Amro, BNP Paribas Securities Corp., Citadel Securities LLC, Citigroup Global Markets Inc., Credit Suisse Securities USA LLC, Deutsche Bank Securities Inc., Goldman Sachs & Company, JP Morgan Securities Inc., Merrill Lynch Professional Clearing Corp., Morgan Stanley & Company Inc., Nomura Securities International Inc., RBC Capital Markets LLC, SG Americas Securities LLC, UBS Securities LLC, and Virtu Financial BD LLC, in the U.S. District Court for the Northern District of California as Civil Action No. 3:20-cv-4596 (the “Wang Class Action”).

The Wang Class Action asserted federal securities claims under the 1933 Act, challenging disclosures in a March 19, 2020 registration statement. It alleged that the defendants failed to disclose to investors in USO certain extraordinary market conditions and the attendant risks that caused the demand for oil to fall precipitously, including the COVID-19 global pandemic and the Saudi Arabia-Russia oil price war. The Wang Class Action was voluntarily dismissed on August 4, 2020.

F-11

United States Commodity Funds LLC

Notes to the Financial statements

December 31, 2025 and 2024

5.	Commitments and Contingencies, continued

Mehan Action

On August 10, 2020, purported shareholder Darshan Mehan filed a derivative action on behalf of nominal defendant USO, against defendants USCF, John P. Love, Stuart P. Crumbaugh, Nicholas D. Gerber, Andrew F Ngim, Robert L. Nguyen, Peter M. Robinson, Gordon L. Ellis, and Malcolm R. Fobes, III (the “Mehan Action”). The action is pending in the Superior Court of the State of California for the County of Alameda as Case No. RG20070732.

The Mehan Action alleges that the defendants breached their fiduciary duties to USO and failed to act in good faith in connection with a March 19, 2020 registration statement and offering and disclosures regarding certain extraordinary market conditions that caused demand for oil to fall precipitously, including the COVID-19 global pandemic and the Saudi Arabia-Russia oil price war. The complaint seeks, on behalf of USO, compensatory damages, restitution, equitable relief, attorney’s fees, and costs. All proceedings in the Mehan Action are stayed pending disposition of the motion(s) to dismiss in In re: United States Oil Fund, LP Securities Litigation.

USCF, USO, and the other defendants intend to vigorously contest such claims.

In re United States Oil Fund, LP Derivative Litigation

On August 27, 2020, purported shareholders Michael Cantrell and AML Pharm. Inc. DBA Golden International filed two separate derivative actions on behalf of nominal defendant USO, against defendants USCF, John P. Love, Stuart P. Crumbaugh, Andrew F Ngim, Gordon L. Ellis, Malcolm R. Fobes, III, Nicholas D. Gerber, Robert L. Nguyen, and Peter M. Robinson in the U.S. District Court for the Southern District of New York at Civil Action No. 1:20-cv-06974 (the “Cantrell Action”) and Civil Action No. 1:20-cv-06981 (the “AML Action”), respectively.

The complaints in the Cantrell and AML Actions are nearly identical. They each allege violations of Sections 10(b), 20(a) and 21D of the 1934 Act, Rule 10b-5 thereunder, and common law claims of breach of fiduciary duties, unjust enrichment, abuse of control, gross mismanagement, and waste of corporate assets. These allegations stem from USO’s disclosures and defendants’ alleged actions in light of the extraordinary market conditions in 2020 that caused demand for oil to fall precipitously, including the COVID-19 global pandemic and the Saudi Arabia-Russia oil price war. The complaints seek, on behalf of USO, compensatory damages, restitution, equitable relief, attorney’s fees, and costs. The plaintiffs in the Cantrell and AML Actions have marked their actions as related to the Lucas Class Action.

The Court consolidated the Cantrell and AML Actions under the caption In re United States Oil Fund, LP Derivative Litigation, Civil Action No. 1:20-cv-06974 and appointed co-lead counsel. All proceedings in In re United States Oil Fund, LP Derivative Litigation are stayed pending final disposition of the motion(s) to dismiss in In re: United States Oil Fund, LP Securities Litigation.

USCF, USO, and the other defendants intend to vigorously contest the claims in In re United States Oil Fund, LP Derivative Litigation

F-12

United States Commodity Funds LLC

Notes to the Financial statements

December 31, 2025 and 2024

5.	Commitments and Contingencies, continued

No accrual has been recorded with respect to the above legal matters as of December 31, 2025 and December 31, 2024. We are currently unable to predict the timing or outcome of, or reasonably estimate the possible losses or range of, possible losses resulting from these matters. It is reasonably possible that this estimate will change in the near term. An adverse outcome regarding these matters could materially adversely affect the Company's financial condition, results of operations and cash flows.

6.	Income Taxes

The Company has filed an election with the Internal Revenue Service to be treated as an association taxable as a corporation. The Company files a federal consolidated income tax return with entities not included on these financial statements. In connection with being part of a consolidated federal income tax return, the tax benefit of utilizing tax losses, if any, generated by the consolidated group is not reflected on USCF’s statements of financial condition. For the purpose of these financial statements the Company has recorded federal income tax expense and deferred tax assets at the legal entity level as if it was filing its own stand-alone taxes.

The Company presents its tax positions on a net basis on its statements of financial condition. The Company has recorded a net tax receivable of $106,550 consisting of a $435,852 federal tax payable and a $542,402 state tax receivable, and a net tax payable of $630,771 consisting of $1,123,902 federal tax payable and a $493,131 state tax receivable, as of December 31, 2025 and 2024, respectively, related to anticipated tax payments and net refunds on previously filed tax returns.

Deferred tax assets and liabilities reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company’s deferred tax assets as of December 31, 2025 and 2024 are as follows:

	2025	2024
Deferred tax assets:
Fund start-up costs	$207,862	$250,718
Accruals, reserves and other	102,389	113,262

Gross deferred tax assets	310,251	363,980
Less valuation allowance	-	-

Total deferred tax assets	$310,251	$363,980

The majority of the deferred tax assets relate to startup costs associated with the organization and registration of the Funds for which the Company is a general partner and having paid such costs.

F-13

United States Commodity Funds LLC

Notes to the Financial statements

December 31, 2025 and 2024

6.	Income Taxes (continued)

Realization of the deferred tax assets is dependent upon future taxable income, if any, the amount and timing of which is uncertain. Based upon available objective evidence, management believes it is more likely than not that the net deferred tax assets will be fully realizable.

The Company is subject to income taxes in the U.S. federal jurisdiction and various state jurisdictions. Tax regulations within each jurisdiction are subject to the interpretation of the related tax laws and regulations and require significant judgment to apply. The Company’s tax years 2020 through 2025 will remain open for examination by the federal and state authorities for three and four years, respectively. As of December 31, 2025, there were no active taxing authority examinations for the Company on the related party that files the consolidated tax return.

The Company had unrecognized tax benefits (“UTBs”) of approximately $15,000 for both years ended December 31, 2025 and 2024. There is no interest or penalties to be recognized as of December 31, 2025 and 2024. The Company does not expect its UTBs to change significantly over the next 12 months.

7.	Related Party Transactions

Management fees receivable, totaling $1,185,761 and $1,227,784 as of December 31, 2025 and 2024, respectively, were owed from the Funds, which are considered related parties. Other receivables, totaling $543,006 and $203,660 as of December 31, 2025 and 2024, respectively, were owed from the Company's parent and other related party entities as described in Note 2.

The Company files a federal consolidated income tax return with entities not included on these financials. In connection with filing a consolidated federal income tax return, the tax benefit of utilizing tax losses generated by the consolidated group is not reflected on USCF’s statements of financial condition. The Company’s taxes are computed as if it files on a stand-alone basis (see Note 6).

8.	Subsequent Events

The Company evaluated subsequent events for recognition and disclosure through March 20, 2026, the date the statements of financial condition were issued or filed. Nothing has occurred outside normal operations since that required recognition or disclosure in these statements of financial condition other than the items noted below.

On February 9, 2026, the Company approved and paid a $450,000 dividend to USCF Investments.

On March 10, 2026, the Company approved and paid a $400,000 dividend to USCF Investments.

F-14